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                                                                  Exhibit 10.2

                         AGREEMENT AND PLAN OF MERGER


          This Agreement and Plan of Merger (this "Agreement"), dated , 1996 by and between First Alliance Mortgage Company, a California corporation ("FAMCO"), FAM Acquisition Corporation, a California corporation (the "Merger Subsidiary"), and First Alliance Corporation, a Delaware corporation (the "Holding Company").

          WHEREAS, the respective Boards of Directors and the stockholders of each of FAMCO, Merger Subsidiary and Holding Company have determined that it is advisable and in the best interests of such corporations and their stockholders that Merger Subsidiary merge with and into FAMCO upon the terms and conditions provided herein (the "Merger"), and have approved and adopted this Agreement.

          NOW, THEREFORE, in consideration of the foregoing recitals and the mutual agreements herein contained and of the mutual benefits provided hereby, the parties hereto hereby agree as follows:

          1. Merger. The effective time and date of the Merger shall be ____ a.m. on July __, 1996 (the "Effective Date"). On the Effective Date, Merger Subsidiary shall be merged with and into FAMCO and the separate existence of Merger Subsidiary shall thereupon cease. FAMCO shall survive the Merger and continue its corporate existence in the State of California after the Effective Date of the Merger.

          2. Certificate of Incorporation. The Certificate of Incorporation of FAMCO, as in effect immediately prior to the Effective Date, shall continue to be the Certificate of Incorporation of FAMCO without change or amendment until duly amended in accordance with the provisions thereof and applicable law.

          3. Directors and Officers. The persons who are directors and officers of FAMCO immediately prior to the Effective Date shall continue in their same positions as the directors and officers, respectively, of FAMCO on and after the Effective Date, and shall hold office until their successors are duly elected and qualified in accordance with applicable law.

          4. Conversion of Shares. On the Effective Date, by virtue of the Merger and without any action on the part of any holder thereof:


          (i) each share and each certificate representing shares of the Common Stock of FAMCO outstanding immediately prior thereto shall automatically be changed and converted into and shall thereafter represent, with respect to each such share, one (1) validly issued, fully paid and nonassessable share of the Class B Common Stock, $.01 par value per share, of Holding Company;



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          (ii)  each share and each certificate representing shares of the Class
                A Common Stock, $.01 par value, of Holding Company outstanding immediately prior thereto shall automatically be cancelled for no consideration; and

          (iii) each share and each certificate representing shares of the Common Stock of Merger Subsidiary outstanding immediately prior thereto shall automatically be changed and converted into and shall thereafter represent, with respect to each such share, one
                (1) validly issued, fully paid and nonassessable share of the Common Stock, $.01 par value per share, of FAMCO.

          5. Subsequent Action. If at any time after the Effective Date it shall be necessary or desirable to take any action or execute, deliver or file any instrument or document in order to vest, perfect or confirm of record in FAMCO the title to any property or any rights of Merger Subsidiary, or otherwise to carry out the provisions of this Agreement, the directors and officers of FAMCO are hereby authorized and empowered on behalf of Merger Subsidiary and in its name to take such action and execute, deliver and file such instruments and documents.

          6. Undertaking to Furnish Copies of Agreement and Plan of Merger. FAMCO shall furnish a copy of this Agreement to any of its shareholders or to any person who was a shareholder of Merger Subsidiary or FAMCO upon written request and without charge.

          7. Rights and Duties of FAMCO. On the Effective Date, FAMCO shall thereupon and thereafter possess all rights, privileges, immunities, licenses, and permits (whether of a public or private nature) of Merger Subsidiary; and all property (real, personal and mixed), all debts due on whatever account, all chooses in action, and all and every other interest of or belonging to or due to Merger Subsidiary shall continue and be taken and deemed to be transferred to and vested in FAMCO, without further act or deed; and FAMCO shall thenceforth be responsible and liable for all the liabilities and obligations of Merger Subsidiary.

          8. Assignment and Assumption of Certain Obligations. FAMCO hereby assigns and delegates to Holding Company, and Holding Company hereby assumes, effective upon the Effective Date, all of FAMCO's rights and obligations under
(i) that certain Employment Agreement, dated as of October 1, 1995 by and between Mark K. Mason and FAMCO, and (ii) the 1996 Stock Incentive Plan of FAMCO (the "FAMCO Plan"); provided, however, that the capital stock of Holding Company that shall be subject to such assumed plan shall be the Class A Common Stock of Holding Company, except with respect to shares that have been issued, as of the date hereof, pursuant to the FAMCO Plan and converted hereby into shares of Class B Common Stock of Holding Company, with respect to which shares the Class B Common Stock of Holding Company shall be subject to the assumed plan.

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          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                                         FIRST ALLIANCE CORPORATION,
                                         a Delaware Corporation



                                         By:____________________________
                                            Brian Chisick
                                            President


Attest:



By:______________________________

   _________
   Secretary



                                         FIRST ALLIANCE MORTGAGE
                                         COMPANY,
                                         a California corporation


                                         By:________________________________
                                           Brian Chisick
                                           President



Attest:



By:______________________________

   Secretary


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

                                           FAM ACQUISITION CORPORATION,
                                           a California corporation


                                           By:________________________
                                              Brian Chisick
                                              President





Attest:



By:___________________________________

   Secretary

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                  CERTIFICATE OF APPROVAL OF MERGER AGREEMENT


          Brian Chisick and ________ certify that:

          1. They are the President and Secretary, respectively, of First Alliance Mortgage Company, a California corporation.

          2. The Agreement of Merger in the form attached hereto was duly approved by the Board of Directors of the corporation.

          3. The corporation has only one class of shares and the total number of outstanding shares is __________. The principal terms of the Agreement of Merger were approved by the vote of the holders of all of the outstanding shares, which exceeded the vote required.

          We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

          Dated: ___________

                                                 ______________________________
                                                 Brian Chisick
                                                 President



                                                 _____________________________

                                                 Secretary

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

                  CERTIFICATE OF APPROVAL OF MERGER AGREEMENT


          Brian Chisick and ________ certify that:

          1. They are the President and Secretary, respectively, of FAM Acquisition Corporation, a California corporation.

          2. The Agreement of Merger in the form attached hereto was duly approved by the Board of Directors of the corporation.

          3. The corporation has only one class of shares and the total number of outstanding shares is One Thousand (1,000). The principal terms of the Agreement of Merger were approved by the vote of the holders of all of the outstanding shares, which exceeded the vote required.

          We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

          Dated: ___________

                                            __________________________________
                                            Brian Chisick
                                            President




                                            __________________________________

                                            Secretary

                  CERTIFICATE OF APPROVAL OF MERGER AGREEMENT


          Brian Chisick and ________ certify that:

          1. They are the President and Secretary, respectively, of First Alliance Corporation, a Delaware corporation.

          2. The Agreement of Merger in the form attached hereto was duly approved by the Board of Directors of the corporation.

          3. The corporation has only one class of shares outstanding and the total number of outstanding shares is One Thousand (1,000). The principal terms of the Agreement of Merger were approved by the vote of the holders of all of the outstanding shares, which exceeded the vote required.

          We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

          Dated: ___________

                                                   ___________________________
                                                   Brian Chisick
                                                   President



                                                   ___________________________

                                                   Secretary


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